SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           CURRENT INCOME SHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           CURRENT INCOME SHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2000

To the Shareholders of
Current Income Shares, Inc.

     The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, May 11, 2000 at 11:00 a.m. Pacific time, for the following purposes:

     (1)  To elect the Board of Directors of the Company;

     (2) To approve or disapprove the selection of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 2000;

     (3) To approve or disapprove the amendment and continuation of the Investment Advisory Agreement between the Company and HighMark Capital Management, Inc., the Company's adviser; and

     (4) To transact such other business as may properly come before the Meeting.

     The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

     Only shareholders of the Company of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of Harris Trust Company of California, 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017.

     Your attention is directed to the attached Proxy Statement. YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend and your proxy will not be used if you are present and prefer to vote in person.

                                        By order of the Board of Directors

                                        Rita Dam, Secretary

April __, 2000

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2000

                           CURRENT INCOME SHARES, INC.
                            445 SOUTH FIGUEROA STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 PROXY STATEMENT

     This Proxy Statement is being sent on or about , 2000 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, May 11, 2000, at 11:00 a.m. Pacific time, in the 3rd floor Conference Room of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

     The Company has fixed the close of business on March 31, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the holders of shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the shareholders present, in person or by proxy, may adjourn the Meeting from time to time. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a "majority of the outstanding shares" present at the Meeting, as defined in the Investment Company Act of 1940. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 2 and 3.

     The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (888) 465-2825, or by writing to the Company at the address set forth above.

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, HighMark Capital Management, Inc.(the "Advisor"), the Company's investment adviser, or Union Bank of California, N.A. but no additional compensation will be paid to any of them on account of such activities.

                      STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth as of December 31, 1999 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive Officers and Directors as a group.

NAME AND ADDRESS OF                    NUMBER OF SHARES         PERCENTAGE OF
 BENEFICIAL OWNER                     BENEFICIALLY OWNED      OUTSTANDING SHARES
-------------------                   ------------------      ------------------
Cede & Company(1)                         3,118,333                 84.90%

All Executive Officers and
Directors as a group                          3,664                  0.10%

----------
(1) These shareholders own shares in nominee accounts for many individual shareholders. The Fund is not aware of the size or identity of the underlying individual accounts held by Cede & Company.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, five members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. The five persons receiving the highest number of votes will be elected.

     At a meeting held on February 17, 2000, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors' proxy holders will vote the proxies for such other person as the Board of Directors may recommend.

     Directors of the Company serve terms of office which expire on the election of their successors or upon their earlier retirement, resignation or removal.

     According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at December 31, 1999, are as follows:

                                                                                             NUMBER OF
                                                                                              SHARES
                        PRINCIPAL OCCUPATIONS,                            HAS SERVED AS     BENEFICIALLY
NAME             AGE    EMPLOYMENT AND DIRECTORSHIPS                      DIRECTOR SINCE       OWNED+
----             ---    ----------------------------                      --------------       ------
Willard H.        64    Retired. Partner, Ernst & Young LLP from 1969           1997           1,064
Altman(1)(2)            to retirement in 1995; Vice President,
                        Evangelical Council for Financial                   Chair, Audit
                        Accountability from 1995; Director of Source      Committee since
                        Capital, Inc., FPA Capital Fund, Inc., FPA New          1997
                        Income Fund, Inc., and FPA Perennial Fund,
                        Inc., investment companies not affiliated with
                        the Adviser, since 1998.

Clark R. Gates*   51    President and Chief Executive Officer, HighMark         1991           None
                        Capital Management, Inc. from June 1998;
                        President, Pacific Alliance Capital Management,
                        a division of Union Bank of California, N.A.,
                        1990 to 1998; Senior Vice President, Union Bank
                        of California, N.A., from October 1991;
                        Managing Director, Pacific Century Advisers,
                        1986 to 1989; Director, HighMark World Funds,
                        PLC. since 1999.

Kathleen L.       46    President, KLK Consulting since 1994;                   1999           None
Kellogg(1)(2)           President, CEO and Director, American Savings
                        Bank, 1997 to 2000; President, CEO and                 Chair,
                        Director, Hancock Savings Bank, 1997;                Nominating
                        President, CEO and Director, Frontier Bank,          Committee
                        1994 to 1997                                         since 1999

Michael L.        59    President, Noel Consulting Company since 1998;          1981            300
Noel(1)(2)              Senior Vice President and Chief Financial
                        Officer, Southern California Edison Company          Chairman of
                        until retirement in 1994; Director, Amervest         the Board
                        Company since 1997; Director, SCAN (health           since 1999
                        plan) since 1997; Member of Advisory Board,
                        HighMark Funds, affiliate of the Company, 1997
                        to 1998, Member Board of Trustees, HighMark
                        Funds, affiliate of the Company, since 1998;
                        Member Board of Trustees, Stepstone Funds 1991
                        to 1997; Director, Hancock Savings Bank, 1986
                        to 1997; Director, Software Toolworks, 1989 to
                        1994.

Robert M.               Retired. Executive Vice President, member of            1998            300
Whitler(1)(2)**   61    Executive Policy Committee and head of Trust
                        and Investments Group, Union Bank of California
                        from March 1991 to 1996; Member of Advisory Board,
                        HighMark Funds, affiliate of the Company, 1997 to
                        1998; Member , Board of Trustees of HighMark
                        Funds, affiliate of the Company, since 1998;
                        Member, Board of Directors, Acculabs, Inc. since
                        1998.

----------
* Mr. Gates is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, because he is an officer of HighMark Capital Management, Inc., which is the Company's investment adviser and Union Bank of California, N.A., which provides other services to the Company (see "Approval of Amendment and Continuation of the Investment Advisory Agreement").

** Mr. Whitler previously served as an interested director due to his ownership of stock of UnionBanCal Corporation, the parent of the Company's adviser. During 1999, Mr. Whitler sold his stock of UnionBanCal Corporation and is now considered a "disinterested person" of the Company within the meaning of the Investment Company Act of 1940.

(1) Member of the Audit Committee. The function of the Audit Committee, which met three times in 1999, is to review the Company's financial statements and internal control procedures with the officers of the Company and the independent auditors, and reviews with such auditors the results of the annual audit and the adequacy of the audit procedures. The Audit Committee also has the responsibility of recommending independent auditors for selection by the Board of Directors. Willard H. Altman is Chair of the Audit Committee.

(2)  Member  of  the  Nominating  Committee.  The  function  of  the  nominating committee, which mettwice in 1999, is to nominate candidates for directorships when vacancies occur. Kathleen L. Kellogg is Chair of the Nominating Committee.

     During 1999, the Board of Directors held four regular meetings and one special meeting, and all Directors attended all of the meetings. Ms. Kellogg attended all of the meetings after her election in November 1999.

     Shareholders wishing to submit nominations of directors for consideration by the nominating committee for inclusion in the Proxy Statements for the 2001 shareholders' meeting should send their written nominations to the Secretary of the Company by December 31, 2000 at 2020 East Financial Way, Glendora, California 91741. Any such nomination must satisfy all applicable federal and state requirements.

     Set forth below is a table indicating the names and ages of the principal Officers of the Company who are not also Directors of the Company.

                                     POSITION WITH
NAME AND ADDRESS               AGE   THE COMPANY          PRINCIPAL OCCUPATION
----------------               ---   -----------          --------------------
R. Greg Knopf                  49    President            Managing Director, Mutual Funds at
HighMark Capital Management                               HighMark Capital Management, Inc.
445 S. Figueroa Street
Los Angeles, CA 90071

E. Jack Montgomery                   Vice President and   Director, Fixed Income at HighMark
HighMark Capital Management    49    Portfolio Manager    Capital Management, Inc. Vice President
475 Sansome Street                                        of Union Bank of California
San Francisco, CA 94111

Denise Lewis                   36    Treasurer            Senior Vice President, Investment
Investment Company                                        Company Administration, LLC.
Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

Rita Dam                       33    Secretary            Senior Vice President, Investment
Investment Company                                        Company Administration, LLC.
Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Each Director who is not a director, officer or employee of the Adviser or of a corporation affiliated with the Adviser receives a Director's fee of $6,000 per year for his services, plus $200 for each regular meeting attended. In addition, such Directors receive $250 for each special meeting attended.

     The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1999, to the Directors who are not affiliated with the Adviser, as well as the aggregate compensation paid to such Directors for service on the Boards of all other registered investment companies advised by the Adviser or its affiliates (the "Adviser Complex"). There are 15 such companies, including the Company, in the Adviser Complex.

                                           PENSION OR
                                            RETIREMENT                        TOTAL COMPENSATION
                          AGGREGATE      BENEFITS ACCRUED  ESTIMATED ANNUAL    FROM COMPANY AND
                      COMPENSATION FROM     AS PART OF       BENEFITS UPON   ADVISER COMPLEX PAID
NAME                       COMPANY       COMPANY EXPENSES     RETIREMENT          TO DIRECTOR
----                       -------       ----------------     ----------          -----------
Willard H. Altman           $7,050             -0-                -0-               $ 7,050*
Kathleen L. Kellogg         $1,950             -0-                -0-               $ 1,950*
Michael L. Noel             $7,050             -0-                -0-               $24,050**
Robert M. Whitler           $7,050             -0-                -0-               $24,050**

----------
* Indicates the Company only.
**   Indicates Adviser Complex, including the Company.

     The Company does not compensate its Officers for their services to the Company, which expenses are borne by the Adviser. Reference is made to information under the heading "The Agreement and Compensation of the Adviser" for a discussion of fees paid by the Company to the Adviser.

                        SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     At a meeting held on February 17, 2000, the independent Directors who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940) selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. The Company is submitting such selection to the shareholders for approval or disapproval. To the best knowledge of the Board of Directors, such firm has no direct or material indirect financial interest in the Company, nor has it served the Company in any capacity other than as independent auditors.

     No representative of Deloitte & Touche LLP will be present at the meeting of shareholders. A majority of votes cast is required to approve the independent auditors. Unless otherwise instructed, the Board of Directors' proxy holders will vote to approve the selection of Deloitte & Touche LLP.

                  APPROVAL OF AMENDMENT AND CONTINUATION OF THE
                          INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

     At a meeting held on February 17, 2000, the Board of Directors of the Company approved the continuation of the Company's Investment Advisory Agreement with the Adviser. The Board's approval was based primarily on its view that the Adviser's management of the Fund's portfolio has resulted in satisfactory investment performance compared with similar closed-end funds, and that the Adviser's fees are reasonable compared with similar funds.

     Accordingly, at the Meeting, the shareholders will be asked to approve the amendment and continuation of the Investment Advisory Agreement (the "Agreement") between the Company and HighMark Capital Management, Inc., a California corporation (the "Adviser"). The Agreement was originally approved by the Board of Directors and the directors who are not "interested persons" of the Company on May 14, 1998. The Agreement was last approved by the shareholders on May 13, 1999.

     The Board of Directors also approved, effective March 1, 2000, the selection of Investment Company Administration, L.L.C. as the Company's administrator (the "Administrator"), and ICA Fund Services Corp., an affiliate of the Administrator, as the Company's fund accountant (the "Fund Accountant"). The services provided by the Administrator and Fund Accountant are similar to the services formerly performed by the Adviser prior to March 1, 2000.

THE AGREEMENT AND COMPENSATION OF THE ADVISER

     By its terms, the Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person of a majority of Directors who are not parties to the Agreement or "interested persons" of any party to the Agreement, (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on sixty days' notice by the Adviser, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment (as defined in the Investment Company Act of 1940). For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

     The Agreement requires the Adviser to provide investment management and advisory services to the Company. Under the Agreement, the Adviser advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The Adviser is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The Adviser is required by the Agreement to pay for office space, facilities, and business equipment.

     For providing these services, the Adviser receives an advisory fee, which on an annual basis, will amount to 0.30% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. Prior to March 1, 2000, the Adviser received fees totaling 0.50% of the Company's average net asset value. Effective March 1, 2000, the Administrator and Fund Accountant assumed several duties previously provided by the Adviser. The newly proposed fees for the Adviser, combined with the fees paid to the Administrator and Fund Accountant, will remain the same as the fee formerly paid to the Adviser. At December 31, 1999, the Company's total net asset value was $44,928,141, equivalent to $12.23 per share.

     All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the Adviser under the Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

     The Company paid $234,955 for management and investment advisory services in 1999 to the Adviser. This amount was for management and investment advisory services and was paid at the rate of 0.50% of the Company's average net assets. In future years, the rate paid to the Adviser for investment advisory services only will be 0.30% of the Company's average net assets.

PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER

     The Company's investment adviser, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment adviser, provide the best prices and executions.

     During 1999, the Company paid no brokerage commissions in connection with the purchase and sale of portfolio securities.

     The rate of the Company's portfolio turnover for 1999 was 19%.

CUSTODIAL SERVICES

     Union Bank of California, N.A. provided custodial services for the Company for the year 1999. Total custody fees paid by the Company in 1999 were $4,966.

FURTHER INFORMATION CONCERNING THE ADVISER

     The Adviser, HighMark Capital Management, Inc., is incorporated in California and is a wholly owned subsidiary of UnionBanCal Corporation, a registered bank holding company which is regulated by the Federal Reserve Board, the principal subsidiary of which is Union Bank of California, N.A. UnionBanCal Corporation had total assets of approximately $33.7 billion and shareholder equity of approximately $2.9 billion at December 31, 1999.

     As of December 31, 1999, the Bank of Tokyo-Mitsubishi, Ltd. owned approximately 64% of the outstanding common stock of UnionBanCal Corporation. As a consequence, both UnionBanCal Corporation and The Bank of Tokyo-Mitsubishi, Ltd. are deemed to control the Adviser for purposes of the Investment Company Act of 1940. The Bank of Tokyo-Mitsubishi, Ltd. is the largest bank in Japan, based on total assets, with a domestic network of 350 branches, sub-branches and agencies, and an overseas network that includes more than 400 facilities.

     The Adviser also acts as the investment adviser to the HighMark Funds, a family of registered mutual funds. As of January 31, 2000, the HighMark Funds included the following funds with investment objectives similar to that of the
Company:

                                              ASSET VALUE     RATIO OF ADVISORY
                                             (000 OMITTED)    FEE TO NET ASSETS*
                                             -------------    ------------------
HighMark Intermediate-Term Bond Fund           $246,600              0.50%
HighMark Bond Fund                             $323,800              0.50%

----------
*    Excluding fee waivers.

DIRECTORS AND OFFICERS OF THE ADVISER

     The following are the directors and principal executive officers of HighMark Capital Management, Inc., the Adviser:

                           POSITION WITH
NAME                        THE ADVISER                    BUSINESS BACKGROUND
----                       -------------                   -------------------
Pieter Westerbeek III  Director, Chairman     Executive Vice President, Division Manager, Chief
                       of the Board           Fiduciary Officer, Union Bank of California, N.A.
                                              since January 1999; Senior Vice President, Union
                                              Bank of California, April 1996 to March 1999;
                                              Senior Vice President, Division Manager, Union
                                              Bank, March 1994 to 1996.

Susumu Hanada          Director               Chief Executive Officer and Chairman of the Board,
                                              HighMark Capital Management, Inc. from June 1998 to
                                              September 1999; Senior Inspector, Inspection Division,
                                              The Bank of Tokyo-Mitsubishi, Ltd. since May 1997;
                                              Deputy General Manager, Capital Markets Group, Bank of
                                              Tokyo-Mitsubishi, April 1996 to April 1997; CEO and
                                              President, Tokyo-Mitsubishi Derivative Products (USA),
                                              Inc., April 1996 to April 1997; CEO and President,
                                              Mitsubishi Capital Market Securities, Inc., 1991 to May
                                              1996. Various offices with The Bank of
                                              Tokyo-Mitsubishi, Ltd. from 1974 to April 1996

Clark R. Gates         Director, President,   President, Pacific Alliance Capital Management, a
                       and Chief Executive    division of Union Bank of California, N.A., 1990 to
                       Officer                1998; Senior Vice President, Union Bank of California,
                                              N.A., from October 1991; Managing Director, Pacific
                                              Century Advisers,  1986 to 1989; Director, HighMark
                                              World Funds, PLC since 1999.

Richard C. Hartnack    Director               Vice Chairman and head of Community Banking and
                                              Investment Services Group since August 1999 and the
                                              Community Banking Group for UnionBanCal Corporation and
                                              Union Bank of California, N.A. from April 1996 to
                                              August 1999.  Vice Chairman of Union Bank from June
                                              1991 until March 1996.  Director, UnionBanCal
                                              Corportion since 1991.

Tsutomu Nakagawa       Director               Executive Vice President and Manager, Office of the
                                              President, Union Bank of California, N.A., from March
                                              1998; Senior Vice President, International Banking
                                              Group, Union Bank of California, N.A., December 1996 to
                                              March 1998. Various offices with The Bank of
                                              Tokyo-Mitsubishi, Ltd. from 1973 to December 1996.

Honaria F. Vivell      Director               Executive Vice President, Wealth Management, Union Bank
                                              of California, N.A. since July 1975.

Luke C. Mazur          Managing Director -    Chief Investment Officer, Pacific Alliance Capital
                       Chief Investment       Management, a division of Union Bank of California,
                       Officer                N.A., June 1990 to August 1998; Senior Vice President,
                                              Union Bank of California, N.A., June 1990 to August
                                              1998; Chief Investment Officer, Northern Trust Company,
                                              1964 to June 1990.

Kevin A. Rogers        Managing               Managing Director, Regional Portfolio Group, HighMark
                       Director-Chief         Capital Management, Inc. from June 1998 to October
                       Financial Officer      1999; Managing Director, Regional Portfolio Group,
                                              Union Bank of California, N.A., since September 1994.

R. Greg Knopf          Managing Director -    Director, HighMark World Funds, PLC since 1999.
                       Mutual Funds           President, Current Income Shares since 1999. Senior
                                              Vice President and Manager , Mutual Fund Division,
                                              Union Bank of California N.A. from April 1996 to
                                              September 1998; Vice President Product Manager Mutual
                                              Funds, Trust and Investment Group, Union Bank of
                                              California N.A., December 1991 to April 1996; Vice
                                              President-Regional Manager, Personal Asset Management
                                              Sales Division, Union Bank of California, N.A.,
                                              September 1988 to December 1991.

Jeffrey L. Boyle       Senior Vice President  Senior Vice President of Sales, Union Bank of
                       of Sales               California, N.A., from April 1996, Vice President,
                                              Business Trust, Bank of California from April 1988 to
                                              April 1996.

John J. King           Secretary              Vice President and Associate General Counsel, Union
                                              Bank of California, N.A. since 1991.

          REQUIRED VOTE FOR APPROVAL OF THE AMENDMENT AND CONTINUATION
                      OF THE INVESTMENT ADVISORY AGREEMENT

     The Board of Directors of the Company recommends that the shareholders vote in favor of the renewal of the Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the Agreement unless otherwise instructed.

     If the shareholders do not approve the renewal of the Agreement, the Board of Directors of the Company will attempt to renegotiate the terms of the agreement or negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

     Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2001 Shareholders' meeting should send their written proposals to the Secretary of the Company by December 31, 2000 at 2020 East Financial Way, Glendora, California 91741. Any such proposal must satisfy all applicable federal and state requirements.

     PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING. You may nevertheless vote in person if you attend the Meeting.

                                        By Order of the Board of Directors

                                        RITA DAM, Secretary

                                 [FRONT OF CARD]

April __, 2000


                           CURRENT INCOME SHARES, INC.
            445 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90071

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Michael L. Noel, and Clark R. Gates, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of said corporation to be held on Thursday, May 11, 2000, at 11:00 A.M. California time, in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

     Such attorneys and proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

The Board of Directors recommends that the Company's shareholders vote FOR the election of each of the Directors, FOR the selection Deloitte & Touche LLP as the independent auditors for the Company for the Fiscal year ending December 31, 2000, and FOR the amendment and continuation of the Investment Advisory Agreement between the Company and HighMark Capital Management.

     PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREOF
                                       AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.

                             -FOLD AND DETACH HERE-

                                 [REVERSE OF CARD]


                           CURRENT INCOME SHARES INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                        For   Withhold  For All
                                                        All     All      Except
1.  ELECTION OF DIRECTORS                               [ ]     [ ]       [ ]
    (INSTRUCTION: To withhold authority to
    vote for any individual nominee, write              _____________________
    the nominee's name in the space provided              Nominees Excepted
    to the right.)

    Willard H. Altman, Clark R. Gates, Kathleen
    Kellogg, Michael L. Noel, and Robert M. Whitler.

    The Board of Directors recommends a vote FOR
    Proposal No. 1.

                                                        For   Against   Abstain
2.  SELECTION OF DELOITTE & TOUCHE LLP AS THE           [ ]     [ ]       [ ]
    INDEPENDENT AUDITORS FOR THE COMPANY FOR
    THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    The Board of Directors recommends a vote FOR Proposal No. 2.

                                                        For   Against   Abstain
3.  AMENDMENT AND CONTINUATION OF THE INVESTMENT        [ ]     [ ]       [ ]
    ADVISORY AGREEMENT BETWEEN THE COMPANY AND
    HIGHMARK CAPITAL MANAGEMENT, INC., THE COMPANY'S
    CURRENT ADVISER.

    The Board of Directors recommends a vote FOR Proposal No. 3.

A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and act, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted in as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1, 2, and 3, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement to the Meeting.
                                                      Dated ______________, 2000

--------------------------------------------------------------------------------
Signature(s)
--------------------------------------------------------------------------------

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.

                             -FOLD AND DETACH HERE-

         PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE
                       PREPAID ENVELOPE PROVIDED.